                                RIGHTS AGREEMENT

                            Dated as of July 29, 1996

                                     between

                               HEALTHSOURCE, INC.

                                       and

                              THE BANK OF NEW YORK

                                 as Rights Agent



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
                                Table of Contents
                                -----------------

Section                                                                           Page
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
SECTION 1.     Certain Definitions..................................................2
SECTION 2.     Appointment of Rights Agent..........................................8
SECTION 3.     Issue of Rights and Right Certificates.............................. 8
SECTION 4.     Form of Right Certificates.......................................... 9
SECTION 5.     Execution, Countersignature and Registration........................10
SECTION 6.     Transfer, Split-Up, Combination and Exchange of Right
               Certificates; Mutilated, Destroyed, Lost or Stolen Right
               Certificates; Uncertificated Rights.................................10
SECTION 7.     Exercise of Rights; Expiration Date of Rights.......................11
SECTION 8.     Cancellation and Destruction of Right Certificates..................12
SECTION 9.     Reservation and Availability of Common Stock........................13
SECTION 10.    Record Date for Shares Upon Exercise of Rights......................14
SECTION 11.    Adjustments in Rights After There Is an Acquiring Person;
               Exchange of Rights for Shares; Business Combinations................14
SECTION 12.    Certain Adjustments.................................................18
SECTION 13.    Certificate of Adjustment...........................................19
SECTION 14.    Additional Covenants................................................19
SECTION 15.    Fractional Shares...................................................20
SECTION 16.    Rights of Action....................................................20
SECTION 17.    Transfer and Ownership of Rights and Right Certificates.............21
SECTION 18.    Right Certificate Holder Not Deemed a Stockholder...................21
SECTION 19.    Concerning the Rights Agent.........................................21
SECTION 20.    Merger or Consolidation or Change of Rights Agent...................22
SECTION 21.    Duties of Rights Agent..............................................22
SECTION 22.    Change of Rights Agent..............................................25
SECTION 23.    Issuance of Additional Rights and Right Certificates................26
SECTION 24.    Redemption and Termination..........................................26
SECTION 25.    Notices.............................................................27
SECTION 26.    Supplements and Amendments..........................................28
SECTION 27.    Successors..........................................................28
SECTION 28.    Benefits of Rights Agreement; Determinations and Actions
               by the Board of Directors, etc......................................29
SECTION 29.    Severability........................................................29
SECTION 30.    Governing Law.......................................................29
SECTION 31.    Counterparts; Effectiveness.........................................29
SECTION 32.    Descriptive Headings................................................30


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Exhibit
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        A      Form of Right Certificate
        B      Summary of Rights Plan

        This RIGHTS AGREEMENT, dated as of July 29, 1996, is made between HEALTHSOURCE, INC., a New Hampshire corporation (the "Company") , and THE BANK OF NEW YORK, a New York banking corporation, as Rights Agent (the "Rights Agent").

        The Board of Directors of the Company has authorized and declared a distribution of one Right (as hereinafter defined) for each share of Common Stock, par value $. 10 per share, of the Company (the "Common Stock") outstanding at the Close of Business (as hereinafter defined) on August 12, 1996 (the "Record Date"), and has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of this Rights Agreement) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as such terms are hereinafter defined); PROVIDED, HOWEVER, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date or the Expiration Date in accordance with the provisions of Section 23. Each Right shall initially represent the right to purchase one share of Common Stock.

        Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

        SECTION 1. CERTAIN DEFINITIONS. For purposes of this Rights Agreement, the following terms have the meanings indicated:

        "ACQUIRING PERSON" shall mean any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of the Capital Shares then outstanding that equals or exceeds such Person's Ownership Threshold, but shall not include (a) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any of its Subsidiaries, or any Person holding Capital Shares for or pursuant to the terms of any such employee benefit plan or (b) any such Person who has become such a Beneficial Owner solely because (i) of a change in the aggregate number of Capital Shares outstanding since the last date on which such Person acquired Beneficial Ownership of any Capital Shares or (ii) it acquired such Beneficial Ownership in the good faith belief that such acquisition would not cause such Beneficial Ownership to exceed such Person's Ownership Threshold and such Person relied in good faith in computing the percentage of its Beneficial Ownership on publicly filed reports or documents of the Company which are inaccurate or out-of-date. Notwithstanding clause (b) of the prior sentence, if any Person that is not an Acquiring Person due to such clause (b) acquires additional Capital Shares after notice from the Company that such Person's Beneficial Ownership of Capital Shares so exceeds such Person's Ownership Threshold, such Person shall immediately become an Acquiring Person (and such clause (b) shall no longer apply to such Person). For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by the Board of Directors of the Company.



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




        "AFFILIATE" and "ASSOCIATE", when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement.

        A Person shall be deemed the "BENEFICIAL OWNER" of, and shall be deemed to "BENEFICIALLY OWN", and shall be deemed to have "BENEFICIAL OWNERSHIP" of, any securities:

               (i) which such Person or any of such Person's Affiliates or Associates is deemed to "beneficially own" within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement;

               (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) the right to vote pursuant to any agreement, arrangement or understanding (written or oral); PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if (1) the agreement, arrangement or understanding (written or oral) to vote such security arises solely from a revocable proxy or consent given to such Person pursuant to a definitive proxy statement filed with the Securities and Exchange Commission and otherwise in accordance with, the applicable rules and regulations under the Exchange Act and (2) the beneficial ownership of such security is not also then reportable on
        Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) (B) of this definition) or disposing of any securities of the Company.

Notwithstanding the foregoing, nothing contained in this definition shall cause a Person ordinarily engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired in a bona fide firm commitment underwriting pursuant to an underwriting agreement with the Company.

        "BOOK VALUE", when used with reference to Capital Shares issued by any Person, shall mean the amount of equity of such Person applicable to each Capital Share, determined (i) in accordance with generally accepted accounting principles in effect on the date as of which such Book Value is to be determined, (ii) using all the consolidated assets and all the consolidated liabilities of such Person on the date as of which such Book Value is to be determined, except



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

that no value shall be included in such assets for goodwill arising from consummation of a business combination, and (iii) after giving effect to (A) the exercise of all rights, options and warrants to purchase such Capital Shares (other than the Rights), and the conversion of all securities convertible into such Capital Shares, at an exercise or conversion price, per Capital Share, which is less than such Book Value before giving effect to such exercise or conversion (whether or not exercisability or convertibility is conditioned upon occurrence of a future event), (B) all dividends and other distributions on the capital stock of such Person declared prior to the date as of which such Book Value is to be determined and to be paid or made after such date, and (C) any other agreement, arrangement or understanding (written or oral), or transaction or other action prior to the date as of which such Book Value is to be determined which would have the effect of thereafter reducing such Book Value.

        "BUSINESS COMBINATION" shall have the meaning set forth in Section 11(c)(I).

        "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close or a day that is declared a national or New York State holiday.

        "CAPITAL SHARES", when used with reference to the Company prior to a Business Combination, shall mean the shares of Common Stock or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed. "Capital Shares", when used with reference to any Person (other than the Company prior to a Business Combination), shall mean shares of capital stock of such Person (if such Person is a corporation) of any class or series, or units of equity interests in such Person (if such Person is not a corporation) of any class or series, the terms of which do not limit (as a maximum amount and not merely in proportional terms) the amount of dividends or income payable or distributable on such class or series or the amount of assets distributable on such class or series upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and do not provide that such class or series is subject to redemption at the option of such Person, or any shares of capital stock or units of equity interests into which the foregoing shall be reclassified or changed; PROVIDED, HOWEVER, that, if at any time there shall be more than one such class or series of capital stock or equity interests of such Person, "Capital Shares" of such Person shall include all such classes and series substantially in the proportion of the total number of shares or other units of each such class or series outstanding at such time.

        "CLOSE OF BUSINESS" on any given date shall mean 5:00 p.m., New York City time, on such date; PROVIDED, HOWEVER, that, if such date is not a Business Day, "Close of Business" shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

        "COMMON STOCK" shall have the meaning set forth in the introductory paragraph of this Rights Agreement.



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


        "COMPANY" shall have the meaning set forth in the heading of this Rights Agreement; PROVIDED, HOWEVER, that if there is a Business Combination, "Company" shall have the meaning set forth in Section 11(c)(III).

        The term "CONTROL" with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

        "DISTRIBUTION DATE" shall have the meaning set forth in Section 3(b).

        "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as in effect on the date in question, unless otherwise specifically provided.

        "EXCHANGE CONSIDERATION" shall have the meaning set forth in Section 11(b)(I).

        "EXPIRATION DATE" shall have the meaning set forth in Section 7(a).

        "MAJOR PART", when used with reference to the assets of the Company and its Subsidiaries as of any date, shall mean assets (i) having a fair market value aggregating 50% or more of the total fair market value of all the assets of the Company and its Subsidiaries (taken as a whole) as of the date in question, (ii) accounting for 50% or more of the total value (net of depreciation and amortization) of all the assets of the Company and its Subsidiaries (taken as a whole) as would be shown on a consolidated or combined balance sheet of the Company and its Subsidiaries as of the date in question, prepared in accordance with generally accepted accounting principles then in effect, or (iii) accounting for 50% or more of the total amount of earnings before interest, taxes, depreciation and amortization or revenues of the Company and its Subsidiaries (taken as a whole) as would be shown on, or derived from, a consolidated or combined statement of income of the Company and its Subsidiaries for the period of 12 months ending on the last day of the Company's monthly accounting period next preceding the date in question, prepared in accordance with generally accepted accounting principles then in effect.

        "MARKET VALUE", when used with reference to any class of Capital Shares on any date, shall be deemed to be the average of the daily closing prices, per share, of any such class for the period which is the shorter of (1) 30 consecutive Trading Days immediately prior to the date in question or (2) the number of consecutive Trading Days beginning on the Trading Day immediately after the date of the first public announcement of the event requiring a determination of the Market Value and ending on the Trading Day immediately prior to the record date of such event; PROVIDED, HOWEVER, that, in the event that the Market Value of such class of Capital Shares is to be determined in whole or in part during a period following the announcement by the issuer of such class of Capital Shares of any action of the type described in Section 12(a) that would require an adjustment thereunder, then, and in each such case, the Market Value of such class shall be appropriately adjusted to reflect the effect of such action on


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


the market price of such class. The closing price for each Trading Day shall be the closing price quoted on the composite tape for securities listed on the New York Stock Exchange, or, if such securities are not quoted on such composite tape or if such securities are not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act (or any recognized foreign stock exchange) on which such securities are listed, or, if such securities are not listed on any such exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to a share of such securities as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or if no such quotations are available, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such securities selected by the Board of Directors of the Company. If on any such Trading Day no market maker is making a market in such securities for any reason, the closing price of such securities on such Trading Day shall be deemed to be the fair value of such securities as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent, the holders of Rights and all other Persons).

        "OWNERSHIP THRESHOLD" shall mean, with respect to any Person, Beneficial Ownership of 20% of the Capital Shares at any time outstanding.

        "PERSON" shall mean an individual, corporation, limited liability company, partnership, limited partnership, limited liability partnership, joint venture, association, trust, unincorporated organization or other entity.

        "PRINCIPAL PARTY" shall mean the Surviving Person in a Business Combination; PROVIDED, HOWEVER, that, if such Surviving Person is a direct or indirect Subsidiary of any other Person, "Principal Party" shall mean the Person which is the ultimate parent of such Surviving Person and which is not itself a Subsidiary of another Person. In the event ultimate control of such Surviving Person is shared by two or more Persons, "Principal Party" shall mean that Person that is immediately controlled by such two or more Persons.

        "PURCHASE PRICE" with respect to each Right shall mean $70, as such amount may from time to time be adjusted as provided herein, and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.

        "RECORD DATE" shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

        "REDEMPTION DATE" shall have the meaning set forth in Section 24(a).

        "REDEMPTION PRICE" with respect to each Right shall mean $.001, as such amount may from time to time be adjusted in accordance with Section 12. All references herein to the Redemption Price shall mean the Redemption Price as in effect at the time in question.


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

        "REGISTERED CAPITAL SHARES" shall mean Capital Shares which are, as of the date of consummation of a Business Combination, and have continuously been for the 12 months immediately preceding such date, registered under Section 12 of the Exchange Act.

        "RIGHT CERTIFICATE" shall mean a certificate evidencing a Right in substantially the form attached as EXHIBIT A.

        "RIGHTS" shall mean the rights to purchase shares of Common Stock (or other securities) as provided in this Rights Agreement.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as in effect on the date in question, unless otherwise specifically provided.

        "SUBSIDIARY" shall mean a Person, at least a majority of the total outstanding voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation) of which is owned, directly or indirectly, by another Person or by one or more other Subsidiaries of such other Person or by such other Person and one or more other Subsidiaries of such other Person.

        "SURVIVING PERSON" shall mean (1) the Person which is the continuing or surviving Person in a consolidation or merger specified in Section 11 (c) (I)
(i) or 11 (c) (I) (ii) or (2) the Person to which the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in a transaction specified in Section 11(c)(I)(iii); PROVIDED, HOWEVER, that, if the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in one or more related transactions specified in Section 11 (c) (I) (iii) to more than one Person, the "Surviving Person" in such case shall mean the Person that acquired assets of the Company and/or its subsidiaries with the greatest fair market value in such transaction or transactions.

        "TRADING DAY" when used with reference to the Market Value of a security, shall mean a day on which the principal national securities exchange (or principal recognized foreign stock exchange, as the case may be) on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities in question are not listed or admitted to trading on any national securities exchange (or recognized foreign stock exchange, as the case may be), a Business Day.

        "TRIGGER EVENT" shall mean either (i) an adjustment to the Purchase Price described in the first sentence of Section 11(a) upon a Person becoming an Acquiring Person following a Distribution Date (or the occurrence of a Distribution Date following the time a Person becomes an Acquiring Person) or
(ii) a Business Combination.


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

        SECTION 2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint one or more co-Rights Agents as it may deem necessary or desirable (the term "Rights Agent" being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents) upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall determine.

        SECTION 3. ISSUE OF RIGHTS AND RIGHT CERTIFICATES. (a) One Right shall be associated with each Capital Share outstanding on the Record Date, each additional Capital Share that shall become outstanding between the Record Date and the earliest of a Distribution Date, the Redemption Date or the Expiration Date and each additional Capital Share with which Rights are issued after a Distribution Date but prior to the earlier of the Redemption Date or the Expiration Date as provided in Section 23, in each case subject to the provisions of Section 12.

        (b) Until the earlier of (i) the Close of Business on the tenth Business Day after the Company learns that a Person has become an Acquiring Person or
(ii) the Close of Business on such date, if any, as may be designated by the Board of Directors of the Company following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any of its Subsidiaries, or any Person holding Capital Shares for or pursuant to the terms of any such employee benefit plan) for outstanding Capital Shares, if upon consummation of such tender or exchange offer (without giving effect to any condition of such tender or exchange offer that the Rights be redeemed or otherwise rendered inoperative with respect to such transaction) such Person's Beneficial Ownership of Capital Shares then outstanding could equal or exceed such Person's Ownership Threshold (the earlier of such dates being a "Distribution Date"), (x) the Rights will be evidenced by the certificates for Capital Shares registered in the names of the holders thereof and not by separate Right Certificates and (y) the Rights, including the right to receive Right Certificates, will be transferable only in connection with the transfer of Capital Shares. The Company shall give the Rights Agent prompt written notice of the Distribution Date. As soon as practicable after a Distribution Date and receipt of written notice of the Distribution Date from the Company, the Rights Agent will, at the Company's expense, send, by first-class, postage-prepaid mail, to each record holder of Capital Shares as of the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing the Rights to which such holder is entitled. Notwithstanding the foregoing, the Board of Directors, by resolution adopted prior to the Distribution Date specified in clause (i) or (ii) above, may determine to defer the Distribution Date beyond the date specified in such clause (i) or (ii) to a specified or unspecified later date as it deems appropriate in its sole and absolute discretion. As of and after a Distribution Date, the Rights will be evidenced solely by such Right Certificates.



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

        (c) With respect to any certificate for Capital Shares, until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, the Rights associated with the Capital Shares represented by any such certificate shall be evidenced by such certificate alone, the registered holders of the Capital Shares shall also be the registered holders of the associated Rights and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Capital Shares represented thereby. On the Record Date or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights Plan in substantially the form attached hereto as EXHIBIT B, to each holder of record of Common Stock as of the Close of Business on the Record Date at the address of such holder shown on the records of the Company.

        (d) Certificates issued for Capital Shares after the Record Date (including, without limitation, upon transfer or exchange of outstanding Capital Shares), but prior to the earliest of a Distribution Date, the Redemption Date or the Expiration Date, may have printed on, written on or otherwise affixed to them the following legend:

            This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement dated as of July 29, 1996, as it may be amended from time to time (the "Rights Agreement"), between Healthsource, Inc. (the "Company") and the Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and nontransferable.

Notwithstanding this paragraph (d), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.

        SECTION 4. FORM OF RIGHT CERTIFICATES. The Right Certificates (and the form of election to purchase and form of assignment to be printed on the reverse side thereof) shall be in substantially the form set forth as EXHIBIT A and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Sections 7, 11 and 23, the Right Certificates, whenever issued, shall be dated as of the Distribution Date, and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein for the Purchase Price set forth therein, subject to adjustment from time to time as herein provided.



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

        SECTION 5. EXECUTION, COUNTERSIGNATURE AND REGISTRATION. (a) The Right Certificates shall be executed on behalf of the Company by the President and Chief Executive Officer, the Chief Operating Officer, the Executive Vice President or the Chief Financial Officer of the Company, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid or obligatory for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of execution of this Rights Agreement any such person was not such an officer of the Company.

        (b) Following a Distribution Date, the Rights Agent will keep or cause to be kept, at its office in New York, New York, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

        SECTION 6. TRANSFER, SPLIT-UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES; UNCERTIFICATED RIGHTS. (a) Subject to the provisions of Sections 7(e) and 15, at any time after a Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date, any Right Certificate or Right Certificates may be transferred, split-up, combined or exchanged for another Right Certificate or Right Certificates representing, in the aggregate, the same number of Rights as the Right Certificate or Right Certificates surrendered then represented. Any registered holder desiring to transfer, split-up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent and shall surrender the Right Certificate or Right Certificates to be transferred, split-up, combined or exchanged at the office of the Rights Agent; PROVIDED, HOWEVER, that neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any Right Certificate surrendered for transfer until the registered holder shall have completed and signed the certification contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 7(e) and 15, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment, by the holder of a Right Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates.


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

        (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make a new Right Certificate of like tenor and deliver such new Right Certificate to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

        (c) Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

        SECTION 7. EXERCISE OF RIGHTS; EXPIRATION DATE OF RIGHTS. (a) Subject to
Section 7(e) and except as otherwise provided in Section 11 and elsewhere herein, each Right shall entitle the registered holder thereof, upon exercise thereof as provided herein, to purchase for the Purchase Price, at any time after a Distribution Date and at or prior to the earlier of (i) the Close of Business on August 12, 2006 (the Close of Business on such date being the "Expiration Date") or (ii) the Redemption Date, one share of Common Stock, subject to adjustment from time to time as provided in Sections 11, 12 and 26.

        (b) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after a Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent in New York, New York, together with payment of the Purchase Price for each share of Common Stock as to which the Rights are exercised, at or prior to the Expiration Date.

        (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the Purchase Price for the shares of Common Stock to be purchased together with an amount equal to any applicable transfer tax, in lawful money of the United States of America, in cash or by certified check or money order payable to the order of the Company, the Rights Agent shall thereupon (i) either (A) promptly requisition from any transfer agent of the Common Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the shares of Common Stock with a depositary agent under a depositary arrangement, promptly requisition from the depositary agent depositary receipts representing the number of shares of Common Stock to be purchased (in which case certificates for the shares of Common Stock to be represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with all such requests, (ii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iii) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

        (d) In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of
Section 15.

        (e) Notwithstanding anything in this Rights Agreement to the contrary, any Rights that are at any time beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person shall be null and void and nontransferable, and any holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right. The Company shall have the right (but shall have no obligation) to appropriately legend any certificate representing the corresponding Common Stock as to the nullity of such Rights pursuant to this
Section 7(e).

        (f) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificates upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or any Affiliates or Associates thereof as the Company shall reasonably request.

        (g) The Company may temporarily suspend, for a period of time not to exceed 90 calendar days after the Distribution Date or the date of an event of the type described in the first sentence of Section 11(a) (as the case may be), the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act, on an appropriate form, with respect to the shares of Common Stock purchasable upon exercise of the Rights and permit such registration statement to become effective; PROVIDED, HOWEVER, that no such suspension shall remain effective after, and the Rights shall without any further action by the Company or any other Person become exercisable immediately upon, the effectiveness of such registration statement. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and shall issue a further public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision herein to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification under the blue sky or securities laws of such jurisdiction shall not have been obtained or the exercise of the Rights shall not be permitted under applicable law.

        SECTION 8. CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES. All Right Certificates surrendered or presented for the purpose of exercise, transfer, split-up, combination or exchange shall, and any Right Certificate representing Rights that have become null and void and nontransferable pursuant to Section 7
(e) surrendered or presented for any purpose shall, if surrendered or presented to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered or presented to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company. The Rights Agent shall deliver all canceled Right Certificates to the Company.

        SECTION 9. RESERVATION AND AVAILABILITY OF COMMON STOCK. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Common Stock free from preemptive rights or any right of first refusal, a number of shares of Common Stock sufficient to permit the exercise in full of all outstanding Rights.

        (b) In the event that there shall not be a sufficient number of shares of Common Stock authorized but unissued to permit the exercise or exchange of Rights in accordance with Section 11, the Company covenants and agrees that it will take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon the exercise or exchange of Rights pursuant to
Section 11; PROVIDED, HOWEVER, that if the Company is unable to cause the authorization of additional shares of Common Stock, then the Company shall, or in lieu of seeking any such authorization, the Company may, to the extent necessary and permitted by applicable law and any agreements or instruments in effect prior to the Distribution Date to which it is a party, (A) upon surrender of a Right, pay cash equal to the Purchase Price in lieu of issuing shares Common Stock and requiring payment therefor, (B) upon due exercise of a Right and payment of the Purchase Price for each share of Common Stock as to which such Right is exercised, issue equity securities having a value equal to the value of the shares of Common Stock which otherwise would have been issuable pursuant to Section 11, which value shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company or (C) upon due exercise of a Right and payment of the Purchase Price for each share of Common Stock as to which such Right is exercised, distribute a combination of shares of Common Stock, cash and/or other equity and/or debt securities having an aggregate value equal to the value of the shares of Common Stock which otherwise would have been issuable pursuant to Section 11, which value shall be determined by a nationally recognized investment banking firm selected by the Board of Directors of the Company. To the extent that any legal or contractual restrictions (pursuant to agreements or instruments in effect prior to the Distribution Date to which it is party) prevent the Company from paying the full amount payable in accordance with the foregoing sentence, the Company shall pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis as such payments become permissible under such legal or contractual restrictions until such payments have been paid in full.

        (c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise or exchange of Rights shall, at the time of delivery of the certificates for such shares of Common Stock (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

        (d) So long as the shares of Common Stock issuable upon the exercise or exchange of Rights are to be listed on any national securities exchange, the Company covenants and agrees to use its best efforts to cause, from and after such time as the Rights become exercisable or exchangable, all shares of Common Stock reserved for such issuance to be listed on such securities exchange upon official notice of issuance upon such exercise or exchange.

        (e) The Company further covenants and agrees that it will pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of Right Certificates or of any shares of Common Stock or Capital Shares or other securities upon the exercise or exchange of the Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or in respect of the issuance or delivery of certificates for the shares of Common Stock or Capital Shares or other securities, as the case may be, in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or exchange or to issue or deliver any certificates for shares of Common Stock or Capital Shares or other securities, as the case may be, upon the exercise or exchange of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

        SECTION 10. RECORD DATE FOR SHARES UPON EXERCISE OF RIGHTS. Each Person in whose name any certificate for shares of Common Stock or Capital Shares or other securities is issued upon the exercise or exchange of Rights shall for all purposes be deemed to have become the holder of record of the shares of Common Stock or Capital Shares or other securities, as the case may be, represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of any Purchase Price (and any applicable transfer taxes) was made; PROVIDED, HOWEVER, that, if the date of such surrender and payment is a date upon which the transfer books of the Company for the shares of Common Stock or Capital Shares or other securities, as the case may be, are closed, such Person shall be deemed to have become the record holder of such shares of Common Stock or Capital Shares or other securities, as the case may be, on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company for the shares of Common Stock or Capital Shares or other securities, as the case may be, are open.

        SECTION 11. ADJUSTMENTS IN RIGHTS AFTER THERE IS AN ACQUIRING PERSON; EXCHANGE OF RIGHTS FOR SHARES; BUSINESS COMBINATIONS. (a) Upon a Person becoming an Acquiring Person following a Distribution Date (or the occurrence of a Distribution Date following the time a Person becomes an Acquiring Person), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have a right to receive, upon exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of shares of Common Stock as shall equal the result obtained by multiplying the Purchase Price by a fraction, the numerator of which is the number of shares of Common Stock for which a Right is then exercisable and the denominator of which is 50% of the Market Value of the Common Stock on the date on which a Person becomes an Acquiring Person. As soon as practicable after such date, the Company covenants and agrees to use its best efforts to:

               (I) prepare and file a registration statement under the Securities Act, on an appropriate form, with respect to the shares of Common Stock purchasable upon exercise of the Rights;

               (II) cause such registration statement to become effective as soon as practicable after such filing;

               (III) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities
        Act) until the Expiration Date; and

               (IV) qualify or register the shares of Common Stock purchasable upon exercise of the Rights under the blue sky or securities laws of such jurisdictions as may be necessary or appropriate.

        (b) (I) The Board of Directors of the Company may, at its option, at any time after a Person becomes an Acquiring Person following a Distribution Date (or the occurrence of a Distribution Date following the time a Person becomes an Acquiring Person), mandatorily exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) for consideration per Right consisting of the consideration issuable pursuant to clause (A) of Section 9(b) or one-half of the securities (or other consideration) that would be issuable at such time upon the exercise of one Right in accordance with Section 11(a) pursuant to clauses (B) and (C) of
Section 9(b) (the consideration issuable per Right pursuant to this Section 11(b)(I) being the "Exchange Consideration"). If the Board of Directors of the Company elects to exchange all the Rights for Exchange Consideration pursuant to this Section 11(b)(I) prior to the physical distribution of the Rights Certificates, the Company may distribute the Exchange Consideration in lieu of distributing Right Certificates, in which case for purposes of this Rights Agreement holders of Rights shall be deemed to have simultaneously received and surrendered for exchange Right Certificates on the date of such distribution.

        (II) Any action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to Section 11(b)(I) shall be irrevocable and, immediately upon the taking of such action and without any further action and without any notice, the right to exercise any such Right pursuant to Section 11(a) shall terminate and the only right thereafter of a holder of such Right shall be to receive the Exchange Consideration in exchange for each such Right held by such holder or, if the Exchange Consideration shall not have been paid or issued, to exercise any such Right pursuant to Section 11(c)(I). The Company shall promptly give public notice of any such exchange, PROVIDED, HOWEVER, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights for the Exchange Consideration will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) held by each holder of Rights.

        (c) (I) In the event that, following a Distribution Date, directly or indirectly, any transactions specified in the following clause (i), (ii) or
(iii) of this Section 11(c) (each such transaction being a "Business Combination") shall be consummated:

            (i) the Company shall consolidate with, or merge with and into, any Acquiring Person or any Affiliate or Associate of an Acquiring Person;

            (ii) any Acquiring Person or any Affiliate or Associate of an Acquiring Person shall merge with and into the Company and, in connection with such merger, all or part of the Capital Shares shall be changed into or exchanged for capital stock or other securities of the Company or of any Acquiring Person or Affiliate or Associate of an Acquiring Person or cash or any other property; or

            (iii) the Company shall sell, lease, exchange or otherwise transfer or dispose of (or one or more of its Subsidiaries shall sell, lease, exchange or otherwise transfer or dispose of), in one or more transactions, the Major Part of the assets of the Company and its Subsidiaries (taken as a whole) to any Acquiring Person or any Affiliate or Associate of an Acquiring Person,

then, in each such case, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, the securities specified below (or, at such holder's option, the securities specified in Section 11(a)):

            (A) If the Principal Party in such Business Combination has Registered Capital Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of Registered Capital Shares of such Principal Party, free and clear of all liens, encumbrances or other adverse claims, as shall have an aggregate Market Value equal to the result obtained by multiplying the Purchase Price by two;

            (B) If the Principal Party involved in such Business Combination does not have Registered Capital Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, at the election of the holder of such Right at the time of the exercise thereof, any of:

                  (1) such number of Capital Shares of the Surviving Person in such Business Combination as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two;

                  (2) such number of Capital Shares of the Principal Party in such Business Combination (if the Principal Party is not also the Surviving Person in such Business Combination) as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two; or

                  (3) if the Principal Party in such Business Combination is an
            Affiliate of one or more Persons which has Registered Capital Shares outstanding, such number of Registered Capital Shares of whichever of such Affiliates of the Principal Party has Registered Capital Shares with the greatest aggregate Market Value on the date of consummation of such Business Combination as shall have an aggregate Market Value on the date of such Business Combination equal to the result obtained by multiplying the Purchase Price by two.

       (II) The Company shall not consummate any Business Combination unless each issuer of Capital Shares for which Rights may be exercised, as set forth in this Section 11(c), shall have sufficient authorized Capital Shares that have not been issued or reserved for issuance (and which shall, when issued upon exercise thereof in accordance with this Rights Agreement, be validly issued, fully paid and nonassessable and free of preemptive rights, rights of first refusal or any other restrictions or limitations on the transfer or ownership thereof) to permit the exercise in full of the Rights in accordance with this
Section 11(c) and unless prior thereto:

            (i) a registration statement under the Securities Act on an appropriate form, with respect to the Rights and the Capital Shares of such issuer purchasable upon exercise of the Rights, shall be effective under the Securities Act;

            (ii)  the Company and each such issuer shall have:

                  (A) executed and delivered to the Rights Agent a supplemental agreement providing for the assumption by such issuer of the obligations set forth in this Section 11(c) (including the obligation of such issuer to issue Capital Shares upon the exercise of Rights in accordance with the terms set forth in Sections 11(c)(I) and 11(c) (III)) and further providing that such issuer, at its own expense, will use its best efforts to:

                      (1) cause a registration statement under the Securities
                  Act on an appropriate form, with respect to the Rights and the Capital Shares of such issuer purchasable upon exercise of the Rights, to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

                      (2) qualify or register the Rights and the Capital Shares
                  of such issuer purchasable upon exercise of the Rights under the blue sky or securities laws of such jurisdictions as may be necessary or appropriate; and

                      (3) list the Rights and the Capital Shares of such issuer
                  purchasable upon exercise of the Rights on each national securities exchange on which the Capital Shares were listed prior to the consummation of the Business Combination or, if the Capital Shares were not listed on a national securities exchange prior to the consummation of the Business Combination, on a national securities exchange;

                  (B) furnished to the Rights Agent a written opinion of
            independent counsel stating that such supplemental agreement is a valid, binding and enforceable agreement of such issuer; and

                  (C) filed with the Rights Agent a certificate of a nationally recognized firm of independent accountants setting forth the number of Capital Shares of such issuer which may be purchased upon the exercise of each Right after the consummation of such Business Combination.

      (III) After consummation of any Business Combination and subject to the provisions of Section 11(c)(II), (i) each issuer of Capital Shares for which Rights may be exercised as set forth in this Section 11(c) shall be liable for, and shall assume, by virtue of such Business Combination, all the obligations and duties of the Company pursuant to this Rights Agreement, (ii) the term "Company" shall thereafter be deemed to refer to such issuer, (iii) each such issuer shall take such steps in connection with such consummation as may be necessary to assure that the provisions hereof (including the provisions of Sections 11(a) and 11(c)) shall thereafter be applicable, as nearly as reasonably may be, in relation to its Capital Shares thereafter deliverable upon the exercise of the Rights, and (iv) the number of Capital Shares of each such issuer thereafter receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12, and the provisions of
Section 7, 9 and 10 with respect to the shares of Common Stock issuable upon exercise of the Rights shall apply, as nearly as reasonably may be, on like terms to any such Capital Shares.

       SECTION 12. CERTAIN ADJUSTMENTS. (a) To preserve the actual or potential economic value of the Rights, if at any time after the date of this Rights Agreement there shall be any change in the Common Stock, whether by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options (other than pursuant to compensatory option plans and agreements) or warrants to holders of Common Stock, as the case may be (other than distribution of the Rights or ordinary quarterly cash dividends) or otherwise, then, in each such event the Board of Directors of the Company shall make such appropriate adjustments in the number of shares of Common Stock (or the number and kind of other securities) issuable upon exercise of each Right, the Purchase Price and Redemption Price in effect at such time and the number of Rights outstanding at such time such that following such adjustment such event shall not have had the effect of materially and adversely reducing or limiting the benefits the holders of the Rights would have had absent such event.

        (b) If, as a result of an adjustment made pursuant to Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than shares of Common Stock, thereafter the number of such securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12, and the provisions of Sections 7, 9 and 10 with respect to the shares of Common Stock issuable upon exercise of the Rights shall apply, as nearly as reasonably may be, on like term, to any such other securities.

        (c) All Rights originally issued by the Company subsequent to any adjustment made to the amount of Common Stock or other securities relating to a Right shall evidence the right to purchase, for the Purchase Price, the adjusted number and kind of securities purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        (d) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock or number or kind of other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the terms which were expressed in the initial Right Certificates issued hereunder.

        (e) In any case in which action taken pursuant to Section 12(a) requires that an adjustment be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the shares of Common Stock and/or other securities, if any, issuable upon such exercise over and above the shares of Common Stock and/or other securities, if any, issuable before giving effect to such adjustment; PROVIDED, HOWEVER, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional securities upon the occurrence of the event requiring such adjustment.

        SECTION 13. CERTIFICATE OF ADJUSTMENT. Whenever an adjustment is made as provided in Section 11 or 12, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, and (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock issuable upon exercise of the Rights a copy of such certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

        SECTION 14. ADDITIONAL COVENANTS. (a) Notwithstanding any other provision of this Rights Agreement, no adjustment to the number of shares of Common Stock or other securities for which a Right is exercisable or the number of Rights outstanding or associated with each

Capital Share or any similar or other adjustment shall be made or be effective following a Distribution Date if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including, without limitation, the benefits under Sections 11 and 12, unless the terms of this Rights Agreement are amended so as to preserve such benefits.

        (b) The Company covenants and agrees that, after a Distribution Date, except as permitted by Section 26, it will not take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is intended or reasonably foreseeable that such action will reduce or otherwise limit the benefits the holders of the Rights would have had absent such action, including, without limitation, the benefits under Sections 11 and 12. The Company shall not consummate any Business Combination if any issuer of Capital Shares for which Rights may be exercised after such Business Combination in accordance with Section 11(c) shall have taken any action that reduces or otherwise limits the benefits the holders of the Rights would have had absent such action, including, without limitation, the benefits under Sections 11 and 12.

        SECTION 15. FRACTIONAL SHARES. (a) The Company may, but shall not be required to, issue fractions of shares of Common Stock upon exchange of Rights pursuant to Section 11(b), or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current Market Value of one share of Common Stock as of the date on which a Person became an Acquiring Person.

        (b) The holder of Rights by the acceptance of the Rights expressly waives his right to receive any fractional shares upon exercise of a Right except as provided in this Section 15.

        SECTION 16. RIGHTS OF ACTION. (a) All rights of action in respect of this Rights Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Capital Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Capital Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Capital Shares) may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and shall be entitled to specific performance of the obligations of any Person under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

        (b) Any holder of Rights who prevails in an action to enforce the provisions of this Rights Agreement shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred in such action.

        SECTION 17. TRANSFER AND OWNERSHIP OF RIGHTS AND RIGHT CERTIFICATES. (a) Prior to a Distribution Date, the Rights will be transferable only in connection with the transfer of the Capital Shares.

        (b) After a Distribution Date, the Right Certificates will be transferable, subject to Section 7(e), only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer.

        (c) The Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to a Distribution Date, the associated Capital Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate for Capital Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

        (d) Notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; PROVIDED that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

        SECTION 18. RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or be deemed, for any purpose, the holder of the shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

        SECTION 19. CONCERNING THE RIGHTS AGENT. (a) The Company agrees to pay to the Rights Agent such compensation for all services rendered by it hereunder as agreed in writing between the Company and the Rights Agent and from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The provisions of this Section 19(a) shall survive the expiration of the Rights and the termination of this Rights Agreement.

        (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for the Capital Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed and executed by the proper Person or Persons. In no event shall the Rights Agent be responsible or liable to anyone for consequential damages, lost profits, interest or other special or consequential damages, even if informed of the possibility thereof.

        SECTION 20. MERGER OR CONSOLIDATION OR CHANGE OF RIGHTS AGENT. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to all or substantially all the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; PROVIDED that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 22. In case, at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

        (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

        SECTION 21. DUTIES OF RIGHTS AGENT. The Rights Agent undertakes the duties and obligations expressly imposed by this Rights Agreement upon the following terms and conditions, and no implied duties or obligations shall be read into this Rights Agreement against the Rights Agent, by all of which the Company and the holders of Right Certificates (or, prior to a Distribution Date, of the Capital Shares), by their acceptance thereof, shall be bound:

        (a) The Rights Agent may consult with legal counsel of its selection (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

        (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking, refraining from taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed or reasonably believed by the Rights Agent to be signed by any one of the Chief Executive Officer, the President, the Chief Operating Officer, the Executive Vice President or the Chief Financial Officer and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

        (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

        (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same but all such statements and recitals are and shall be deemed to have been made by the Company only.

        (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 12 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice to the Rights Agent of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Capital Shares to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Common Stock or Capital Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable, nor shall the Rights Agent be responsible for the legality of the terms hereof in its capacity as an administrative agent.

        (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

        (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, the President, the Chief Operating Officer, the Executive Vice President or the Chief Financial Officer of the Company, in connection with its duties and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

        (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

        (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct provided reasonable care was exercised in the selection thereof.

        (j) The Company agrees to indemnify and to hold the Rights Agent harmless against any loss, liability, damage or expense (including reasonable fees and expenses of legal counsel) which the Rights Agent may incur resulting from its actions as Rights Agent pursuant to this Rights Agreement; PROVIDED, HOWEVER, that the Rights Agent shall not be indemnified or held harmless with respect to any such loss, liability, damage or expense incurred by the Rights Agent as a result of, or arising out of, its own gross negligence, bad faith or willful misconduct. The Rights Agent shall give notice to the Company promptly upon the assertion of any action, proceeding, suit or claim against the Rights Agent, giving information as to the nature and basis of the action, proceeding, suit or claim. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim. In the event that the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any additional counsel retained by the Rights Agent, so long as the Company shall retain counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company such consent not to be unreasonably withheld. The provisions of this Section 21(j) shall survive the expiration of the Rights and the termination of this Rights Agreement.

        (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or (2) thereof, the Rights Agent shall not take any further action with respect to such requested transfer or exercise without first consulting with the Company.

        (l) No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

        (m) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase (as the case may be) has not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        (n) In addition to the foregoing, the Rights Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Rights Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of election to purchase attached hereto unless the Rights Agent shall have actual knowledge that, as executed, such certification is untrue, or
(ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

        (o) The Company agrees to give the Rights Agent prompt written notice of any event or ownership which would prohibit the exercise or transfer of the Right Certificates.

        SECTION 22. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days notice in writing mailed to the Company and to each transfer agent of the Capital Shares by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Capital Shares by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (or, prior to a Distribution Date, of the Capital Shares) (who shall, with such notice, submit his Right Certificate or, prior to the Distribution Date, the certificate representing his Capital Shares, for inspection by the Company), then the Rights Agent or registered holder of any Right Certificate (or, prior to a Distribution Date, of the Capital Shares) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has (alone or together with its affiliates) at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000; PROVIDED that the principal transfer agent for the Capital Shares shall in any event be qualified to be the Rights Agent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Capital Shares and mail a notice thereof in writing to the registered holders of the Right Certificates (or, prior to a Distribution Date, of the Capital Shares). Failure to give any notice provided for in this Section 22, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        SECTION 23. ISSUANCE OF ADDITIONAL RIGHTS AND RIGHT CERTIFICATES. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Capital Shares following a Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to Capital Shares so issued or sold pursuant to the exercise of stock options granted prior to the Distribution Date under any employee plan or arrangement, and (b) may, in any other case, if deemed necessary or appropriate by its Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; PROVIDED, HOWEVER, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and
(ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

        SECTION 24. REDEMPTION AND TERMINATION. (a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) a Trigger Event (or, if later, the Close of Business on the tenth Business Day after the Company learns that any Person has become an Acquiring Person) and
(ii) the Expiration Date, order the redemption of all, but not fewer than all, the then outstanding Rights at the Redemption Price (the date of such redemption being the "Redemption Date"), and the Company, at its option, may pay the Redemption Price either in cash or Capital Shares or other securities of the Company deemed by the Board of Directors of the Company, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price. Notwithstanding anything contained herein to the contrary, the Rights shall not be exercisable pursuant to Section 11(a) so long as the Rights are redeemable.

        (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the transfer agent for the Capital Shares. Each such notice of redemption will state the method by which payment of the Redemption Price will be made. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder of Rights receives such notice. In any case, failure to give such notice by mail, or any defect in the notice, to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights.

        (c) Notwithstanding the provisions of Section 23(a) hereof, in the event that a majority of the Board of Directors of the Company is elected by stockholder action by written consent, or is comprised of persons elected at a meeting of stockholders who were not nominated by the Board of Directors of the Company in office immediately prior to such meeting, then for a period of one hundred and eighty (180) days following the effectiveness of such election the Rights shall not be redeemed if such redemption is reasonably likely to have the purpose or effect of allowing any Person to become an Acquiring Person or otherwise facilitating the occurrence of a Trigger Event or a transaction with an Acquiring Person.

        SECTION 25. NOTICES. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Capital Shares) to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

               Healthsource, Inc.
               Two College Park Drive
               Hooksett, N.H. 03106

               Attention:     Norman C. Payson, M.D.
                              President and Chief Executive Officer

Subject to the provisions of Section 22, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Capital Shares) to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

               The Bank of New York
               12th Floor, West
               101 Barclay Street
               New York, New York 10286

               Attention:     Kathleen Flaherty
                              Assistant Treasurer

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to any holder of a Right Certificate (or, prior to the Distribution Date, of the Capital Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Capital Shares.

        SECTION 26. SUPPLEMENTS AND AMENDMENTS. At any time prior to a Distribution Date and subject to the last sentence of this Section 26, the Company in its sole and absolute discretion may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement (including, without limitation, the date on which the Distribution Date shall occur or the time during which the Rights may be redeemed pursuant to
Section 24) without the approval of any holder of the Rights. From and after a Distribution Date and subject to applicable law, the Company may, and the Rights Agent shall if the Company so directs, amend this Rights Agreement without the approval of any holders of Right Certificates (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision of this Rights Agreement or (ii) to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section, the Rights Agent shall execute such supplement or amendment. Notwithstanding any other provision hereof, the Rights Agent's consent must be obtained regarding any amendment or supplement pursuant to this Section 26 which alters the Rights Agent's rights or duties. In addition, notwithstanding anything to the contrary contained in this Rights Agreement, no supplement or amendment to this Rights Agreement shall be made (i) at any time during which redemption of the Rights is restricted pursuant to Section 24(c) if such supplement or amendment would not be permissible under clause (i) or (ii) of the second sentence of this Section 26 or (ii) which provides for an earlier Expiration Date.

        SECTION 27. SUCCESSORS. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        SECTION 28. BENEFITS OF RIGHTS AGREEMENT; DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC. (a) Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Capital Shares) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Capital Shares).

        (b) Except as explicitly otherwise provided in this Rights Agreement, the Board of Directors of the Company shall have the exclusive power and authority to administer this Rights Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend this Rights Agreement and a determination of whether there is an Acquiring Person).

        (c) Nothing contained in this Rights Agreement shall be deemed to be in derogation of the obligation of the Board of Directors of the Company to exercise its fiduciary duty. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to reject any tender offer, or to recommend that holders of Capital Shares reject any tender offer, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any tender offer that the Board of Directors believes is necessary or appropriate in the exercise of such fiduciary duty.

        SECTION 29. SEVERABILITY. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        SECTION 30. GOVERNING LAW. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the law of the State of New Hampshire and for all purposes shall be governed by and construed in accordance with the law of such State applicable to contracts to be made and performed entirely within such State, provided, however, that the rights and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 31. COUNTERPARTS; EFFECTIVENESS. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. This Rights Agreement shall be effective as of the Close of Business on the date hereof.

        SECTION 32. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Rights Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of the day and year first above written.

                               HEALTHSOURCE, INC.

                                      By: /s/ Norman C. Payson, M.D.
                                         ---------------------------------------
                                         Norman C. Payson, M.D.
                                         President and Chief Executive Officer

                                      THE BANK OF NEW YORK,
                                      as Rights Agent

                                      By: /s/ Joseph Varca
                                         ---------------------------------------
                                         Name: Joseph Varca
                                         Title: Vice President

                                                                       EXHIBIT A


                           [Form of Right Certificate]

Certificate No. [R]-                                          ___________ Rights


                NOT EXERCISABLE AFTER AUGUST 12, 2006, OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.001 PER RIGHT, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

                                Right Certificate

                               HEALTHSOURCE, INC.

        This certifies that __________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of July 29, 1996 (the "Rights Agreement"), between Healthsource, Inc., a New Hampshire corporation (the "Company"), and The Bank of New York, a New York banking corporation, as Rights Agent (the "Rights Agent"), unless the Rights evidenced hereby shall have been previously redeemed by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and prior to 5:00 p.m., New York City time, on August 12, 2006 (the "Expiration Date"), at the office of The Bank of New York, or its successors as Rights Agent, in New York, New York, one fully paid, nonassessable share of Common Stock, par value $.10 per share, of the Company, at a purchase price per share equal to $70 (the "Purchase Price") payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

        The Purchase Price and the number and kind of shares which may be purchased upon exercise of each Right evidenced by this Right Certificate, as set forth above, are the Purchase Price and the number and kind of shares which may be so purchased as of July 29, 1996. As provided in the Rights Agreement, the Purchase Price and the number and kind of shares which may be purchased upon the exercise of each Right evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        If the Rights evidenced by this Right Certificate are at any time beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall be null and void and nontransferable and the holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.

        This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which reference to the Rights Agreement is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available from the Company upon written request.

        This Right Certificate, with or without other Right Certificates, upon surrender at the stock transfer or corporate trust office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall entitle such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement and certain limitations specified therein, the Rights evidenced by this Right Certificate may be redeemed by the Company at its option at a redemption price (in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors to be at least equivalent in value) of $.001 per Right (which amount shall be subject to adjustment as provided in the Rights Agreement) at any time prior to the earlier of (i) a Trigger Event (or, if later, the Close of Business on the tenth Business Day after the Company learns that any Person has become an Acquiring Person) and (ii) the Expiration Date.

        No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company, including, without limitation, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in accordance with the provisions of the Rights Agreement.

        This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.


Dated as of:                          HEALTHSOURCE, INC.

_________________, ____               By:
                                         ---------------------------------------
                                         Norman C. Payson, M.D.
                                         President and Chief Executive Officer

Attest:


- --------------------------------
Name:
Title:

Countersigned:

THE BANK OF NEW YORK,
as Rights Agent


By:
   -----------------------------
        Authorized Signatory

                     [On Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder if such
              holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ___________________________________ hereby sells, assigns and transfers unto
               -----------------------------------------------------------------
                          (Please print name and address of transferee)

- --------------------------------------------------------------------------------
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:  ____________________, 19__

                                       -----------------------------------------
                                       Signature

Signature Guaranteed:

                                   CERTIFICATE
                                   -----------

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1) this Right Certificate [ ] is [ ] is not being sold, assigned, or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined pursuant to the Rights Agreement);

        (2) after due inquiry and to the best knowledge of the undersigned, it
[ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated: ______________, 19__

                                       -----------------------------------------
                                       Signature

                                     NOTICE
                                     ------

        The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                     (On Reverse Side of Right Certificate]

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                   (To be executed by the registered holder if such holder desires to exercise the Rights represented by this Right Certificate.)

        To the Rights Agent:

               The undersigned hereby irrevocably elects to exercise ______________ Rights represented by this Right Certificate to purchase the shares of Common Stock (or other shares) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

        Please insert social security
        or other identifying number

        ------------------------------------------------------------------------
                               (Please print name and address)

        ------------------------------------------------------------------------

               If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

        Please insert social security
        or other identifying number

        ------------------------------------------------------------------------
                               (Please print name and address)

        ------------------------------------------------------------------------


        Dated:  ____________, ____

                                       -----------------------------------------
                                       Signature

        Signature Guaranteed:

                                   CERTIFICATE
                                   -----------

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1) this Right Certificate [ ] is [ ] is not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined pursuant to the Rights Agreement);

        (2) after due inquiry and to the best knowledge of the undersigned, it
[ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.


Dated:  ____________________, 19__

                                       -----------------------------------------
                                       Signature

Signature Guaranteed:

                                     NOTICE
                                     ------

               The signature on the foregoing Form of Election to Purchase must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT B


                             SUMMARY OF RIGHTS PLAN

        The following represents a summary of the most significant terms and provisions of the Healthsource, Inc. Stockholder Rights Plan and is qualified in its entirety by reference to the terms and provisions of the Rights Agreement dated as of July 29, 1996 between Healthsource, Inc. and The Bank of New York, as Rights Agent, a copy of which may be obtained by written request to Healthsource, Inc., Two College Park Drive, Hooksett, New Hampshire 03106, tel.
(603) 268-7000, Attn: Chief Financial Officer.

        1. EFFECTIVENESS. The Rights Plan shall be effective for all outstanding shares of Common Stock on the record date for the distribution of Rights and for all shares of Common Stock issued after such date and, subject to the next sentence, prior to the earliest of the Distribution Date (as defined), the redemption of the Rights or the Expiration Date (as defined). Rights may be issued with respect to shares of Common Stock issued after the Distribution Date only in limited circumstances.

        2. RIGHT CERTIFICATES. Prior to the Distribution Date, the Rights will be represented by certificates for shares of Common Stock. Separate Right Certificates will be distributed to stockholders as soon as practicable after the Distribution Date.

        3. TERM. The Rights will expire on August 12, 2006 (the "Expiration Date") unless earlier redeemed or canceled by the Company as provided below.

        4. EXERCISABILITY. Initially, the Rights will not be exercisable. The Rights will become exercisable (except for Rights held by an Acquiring Person (as defined below) and its affiliates and associates) upon the earlier of (i) 10 business days after the date on which the Company learns that a person or group (including any affiliate or associate of such person or group) has acquired, or obtained the right to acquire, beneficial ownership of more than 20% of the Common Stock at any time outstanding (the "Ownership Threshold") (such person or group being called an "Acquiring Person") and (ii) such date, if any, as may be designated by the Board of Directors of the Company following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding Common Stock that could result in such person or group becoming the beneficial owner of more than the Ownership Threshold of the outstanding Common Stock (the earlier of such dates being called the "Distribution Date"). The Board of Directors has the right to defer the Distribution Date to a specified or unspecified later date in its sole discretion. Each Right shall be exercisable for one share of Common Stock (as described below), subject to adjustment. The Purchase Price with respect to each Right is $70 and will be subject to adjustment as provided in the Rights Agreement.

        5. DETACHABILITY. Prior to the Distribution Date, the Rights shall be transferable only with the related Common Stock certificates and shall automatically be transferred with such certificates. After the Distribution Date, the Rights shall be separately transferable and the Company will provide Right Certificates to all holders of Common Stock.

        6. DILUTION ADJUSTMENTS. The amount of Common Stock issuable upon exercise of the Rights is subject to adjustment by the Board of Directors of the Company in the event of any change in the Common Stock, whether by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock or otherwise.

        7. THE FLIP-IN PROVISION. Subject to paragraph 10 below, upon a person becoming an Acquiring Person following a Distribution Date (or the occurrence of a Distribution Date following the time a person becomes an Acquiring Person) (a "Trigger Event"), proper provision shall be made so that the holder of each Right will thereafter have the right to receive, upon exercise thereof, for the Purchase Price, that number of shares of Common Stock equal to the number of shares of Common Stock that at the time of such transaction would have a market value of twice the Purchase Price. Any Rights that are or were beneficially owned by an Acquiring Person or any affiliate or associate shall not become exercisable and shall become null and void and non-transferable.

        8. THE FLIP-OVER PROVISION. In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is a publicly traded corporation or 50% or more of the Company's assets or assets representing 50% or more of the Company's earning power are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is a publicly traded corporation, each Right will entitle its holder to purchase, for the Purchase Price, that number of common shares of such corporation which at the time of the transaction would have a market value of twice the Purchase Price. In the event the Company is acquired in a merger or other business combination by an Acquiring Person that is not a publicly traded entity or 50% or more of the Company's assets or assets representing 50% or more of the earning power of the Company are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that is not a publicly traded entity, each Right will entitle its holder to purchase, for the Purchase Price, at such holder's option, (i) that number of shares of the surviving corporation in the transaction with such entity (or, at such holder's option, of the surviving corporation in such acquisition, which could be the Company) which at the time of the transaction would have a book value of twice the Purchase Price, (ii) that number of shares of such entity that at the time of the transaction would have a book value of twice the Purchase Price or (iii) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price. The "flip-over" provision only applies to a merger or similar business combination with an Acquiring Person, and it does not apply to a merger or business combination with any party that has not triggered the "flip-in" provision.

        9. REDEMPTION. The Rights are redeemable by the Board of Directors at a redemption price of $.001 per Right (the "Redemption Price") any time prior to the earlier of (i) a Trigger Event (or, if later, the close of business on the tenth business day after the Company learns that any person has become an Acquiring Person) and (ii) the Expiration Date. In the event that a majority of the Board of Directors is replaced by individuals who were not nominated by the Board of Directors, then for a period of 180 days following such action, the Rights may not be redeemed if the redemption would facilitate the occurrence of a Trigger Event. Immediately upon the action of the Board electing to redeem the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

        10. EXCHANGE. After a Trigger Event, the Board of Directors may elect to exchange each Right (other than Rights owned by an Acquiring Person) for consideration per Right consisting of one-half of the securities that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement (or equivalent value in cash, shares of Common Stock or other securities).

        11. AMENDMENT. At any time prior to a Distribution Date, the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which the Distribution Date shall occur).

        12. VOTING. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.


                                       3